Exhibit 99.3

John Deere Owner Trust 2005
Servicer’s Certificate

$ 183,900,000 Class A-1 3.396% Asset Backed Notes due June 15, 2006
$ 169,000,000 Class A-2 3.79% Asset Backed Notes due December 17, 2007
$ 215,000,000 Class A-3 3.98% Asset Backed Notes due June 15, 2009
$ 172,600,000 Class A-4 4.16% Asset Backed Notes due May 15, 2012
$ 11,275,240 Asset Backed Certificates

Payment Date:	15-Mar-06

(1) Servicing Fee:	$478,745.17
Servicing Fee earned:	$478,745.17
Servicing Fee paid:	$478,745.17
Servicing Fee shortfall:	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00

(3) Total Distribution Amount:	$24,554,618.28

(4) Noteholders’ Interest Distributable Amount applicable to A-1 Notes:	$30,000.98
Noteholders’ Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders’ Interest Distributable Amount applicable to A-2 Notes:	$533,758.33
Noteholders’ Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders’ Interest Distributable Amount applicable to A-3 Notes:	$713,083.33
Noteholders’ Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders’ Interest Distributable Amount applicable to A-4 Notes:	$598,346.67
Noteholders’ Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(9) Noteholders’ Interest Distributable Amount deposited into Note Distribution Account:	$1,875,189.31
Noteholders’ Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders’ Monthly Principal Distributable Amount:	$11,358,271.25
% of Principal Distribution Amount applicable to A-1 Noteholders:	52.41%
A-1 Noteholders’ Principal Carryover Shortfall:	$0.00
A-1 Noteholders’ Principal Distributable Amount:	$11,358,271.25

(11) A-2 Noteholders’ Monthly Principal Distributable Amount:	$10,313,172.18
% of Principal Distribution Amount applicable to A-2 Noteholders:	47.59%
A-2 Noteholders’ Principal Carryover Shortfall:	$0.00
A-2 Noteholders’ Principal Distributable Amount:	$10,313,172.18

(12) A-3 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders’ Principal Carryover Shortfall:	$0.00
A-3 Noteholders’ Principal Distributable Amount:	$0.00

(13) A-4 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders’ Principal Carryover Shortfall:	$0.00
A-4 Noteholders’ Principal Distributable Amount:	$0.00

(14) Noteholders’ Principal Distribution Amount deposited into Note Distribution Account:	$21,671,443.43
Noteholders’ Principal Carryover Shortfall:	$0.00

(15) Noteholders’ Distributable Amount:	$23,546,632.74

(16) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(17) Deposit to Reserve Account from Collection Account to increase the amount
on deposit in the Reserve Account to the Specified Reserve Account Balance:	$0.00

(18) Certificateholders’ Interest Distributable Amount:	$0.00
Certificateholders’ Interest Carryover Shortfall:	$0.00

(19) Certificateholders’ Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders’ Principal Carryover Shortfall:	$0.00
Certificateholders’ Principal Distributable Amount:	$0.00

(20) Certificateholders’ Distributable Amount:	$0.00

(21) Deposit to Reserve Account (from excess collections):	$529,140.37

(22) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,156,067.00

(23) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$13,685,207.37

(24) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$529,140.37

(25) Note Value as of the end of the related Collection Period	$557,562,067.51

(26) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$553,112,490.65

(27) Number of Accounts at the end of the related Collection Period	17,927

(28) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$0.00
A-1 Note Pool Factor:	0.0000000

Outstanding Principal Balance of A-2 Notes:	$158,686,827.82
A-2 Note Pool Factor:	0.9389753

Outstanding Principal Balance of A-3 Notes:	$215,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$172,600,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$11,275,240.00
Certificate Pool Factor:	1.0000000

(29) Aggregate Purchased Receivables for related Collection Period:	$0.00

(30) Reserve Account Balance after giving effect to all distributions:	$13,156,067.00

(31) Specified Reserve Account Balance (after all distributions and adjustments):	$13,156,067.00

(32) Rolling three month 60 days or more past due as a % of Pool Balance (Average Delinquency Ratio)	0.11%

(33) Aggregate amount of net losses for the collection period	$170,513.55

(34) Aggregate amount of net losses since 26-May-05	$511,054.85

(35) Cumulative net loss as a percent of Initial Pool Balance (Cumulative Net Loss Ratio)	0.07%